--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                December 31, 2001
--------------------------------------------------------------------------------

                                 The Value Line
                                   Fund, Inc.

                                     [LOGO]

                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds

The Value Line Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

Calendar 2001 witnessed a continuation of the negative equity environment that got rolling in the third quarter of 2000. Several factors contributed to this long slide, including a drastic slowdown in corporate capital expenditures, a pickup in layoffs and the overall rate of unemployment, and the collapse of profitability across the business spectrum. All of this folded into the current recession, which commenced last year. The climax, of course, occurred with the terrorist attacks on September 11th, when the future of several economic sectors (including the transportation, leisure, insurance, and financial industries) was thrown into question.

Overall, your Fund's performance lagged slightly behind the returns of the benchmark Standard & Poor's 500 Composite Index(1). The actual numbers were as follows:

                       Value Line Fund      S&P 500
===================================================

First half                  -6.97%           -6.70%

Second half                 -6.29            -5.56

Full year                  -12.82           -11.88
--------------------------------------------------

The Value Line Timeliness Ranking System is a critical tool in our investment management process, whereby we purchase stocks that rank highly in the System and sell those issues whose ranks drop because of price or earnings deterioration. Adherence to this discipline resulted in a few notable factors during 2001. First, while the Timeliness Ranking System has an estimable 36-year track record, last year was one of the few periods when it performed out of phase, with the lower-ranked stocks beating those ranked 1 or 2. This was largely a function of the markets favoring "value" stocks, rather than the "growth" names that the Ranking System excels at identifying.

A second result of our discipline had to do with the composition of the portfolio. As a growth fund, we typically steer toward stocks that have demonstrable records of expanding sales and earnings, and usually a hefty portion of our holdings is in the information technology arena. Starting in 2000 and continuing throughout 2001, that didn't work, as one tech company after another reported disappointing results. During the year, we reduced our tech exposure from more than 30% of assets to less than 13%, vastly altering the complexion of the portfolio and generating incremental (though relatively minor) transaction costs. In place of the tech stocks, we have bolstered our exposure to retail, financial, and health-care equities, and we're confident that they'll perform well going forward.

We are convinced that 2002 will be a good year for stocks. By "good," we're looking for market returns to approximate their long-run average, much better than the losses suffered in the past two years but short of the 30% and 40% gains we enjoyed in the late 1990's. The basis for our optimism, simply, is that the Fed has piloted monetary policy in exactly the right direction, with the 11 interest-rate cuts of 2001 slowly trickling into the economic gears and forming a basis for GDP growth in the second or third quarters. Importantly, inflationary pressures in the economy remain benign. Against this backdrop, we expect growth stocks, with visible potential for rising sales and profits, to return to investors' horizons.

As always, we appreciate your continued confidence in Value Line, and we wish you the best for the new year.

                     Sincerely,


                     /s/ Jean Bernhard Buttner

                     Jean Bernhard Buttner
                     Chairman and President

March 1, 2002

--------------------------------------------------------------------------------
(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

--------------------------------------------------------------------------------
2

                                                       The Value Line Fund, Inc.

Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The recession, which gripped the nation for much of the past year, appears to be ending. This conclusion is based on a succession of reports showing stabilizing manufacturing levels, continued strength in housing, selective improvement in retailing, and steadily declining unemployment claims. Nevertheless, given the absence of growth in the overall job market and continued depressed levels of factory usage, it appears that the economic recovery, which we expect to begin during the current half, will be muted and uneven in its early stages.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing environment remains rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in industrial and labor demand arising from the comparatively low level of U.S. business activity in recent months. To be sure, as the U.S. economy improves, some modest increase in pricing pressures may evolve. Absent a more vigorous business recovery than we now expect, however, inflation should remain muted through at least 2002.

Finally, the Federal Reserve, which has been aggressive in reducing interest rates over the past year, in an effort to promote stronger economic activity, now appears to be at the end of its extended monetary easing cycle. We believe the Fed will now keep interest rates at current levels for most of the year, before increased business activity and modestly higher inflation encourage it to raise rates again.


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

--------------------------------------------------------------------------------
             COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
                             IN THE VALUE LINE FUND
                          AND THE S&P 500 STOCK INDEX*

    [The following was represented by a line graph in the printed material.]

                  Value Line Fund        S&P 500 Index

1/1/92                $10,000              $10,000
3/31/92                $9,405               $9,747
6/30/92                $8,811               $9,933
9/30/92                $9,486              $10,246
12/31/92              $10,469              $10,762
3/31/93               $10,680              $11,232
6/30/93               $11,055              $11,286
9/30/93               $11,524              $11,578
12/31/93              $11,183              $11,846
3/31/94               $10,701              $11,397
6/30/94               $10,101              $11,445
9/30/94               $10,757              $12,005
12/31/94              $10,683              $12,003
3/31/95               $11,635              $13,171
6/30/95               $12,456              $14,429
9/30/95               $13,702              $15,575
12/31/95              $14,114              $16,513
3/31/96               $15,330              $17,399
6/30/96               $16,163              $18,180
9/30/96               $16,897              $18,742
12/31/96              $17,293              $20,305
3/31/97               $16,812              $20,847
6/30/97               $19,335              $24,486
9/30/97               $21,538              $26,322
12/31/97              $21,026              $27,078
3/31/98               $22,907              $30,854
6/30/98               $23,502              $31,873
9/30/98               $20,410              $28,703
12/31/98              $25,285              $34,815
3/31/99               $27,752              $36,550
6/30/99               $28,545              $39,126
9/30/99               $27,283              $36,683
12/31/99              $32,045              $42,141
3/31/2000             $33,546              $43,108
6/30/2000             $31,862              $41,962
9/30/2000             $31,850              $41,556
12/31/2000            $27,125              $38,304
3/31/2001             $23,787              $33,763
6/30/2001             $25,234              $35,739
9/30/2001             $21,096              $30,493
12/31/2001            $23,647              $33,752

                            (From 1/1/92 to 12/31/01)

--------------------------------------------------------------------------------

* The Standard and Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The return for the index does not reflect expenses which are deducted from the Fund's returns.

*Performance Data:
                                      Average Annual     Growth of an Assumed
                                       Total Return      Investment of $10,000
                                      --------------     --------------------
 1 year ended 12/31/01............         -12.82%              $ 8,718

 5 years ended 12/31/01...........          +6.46%              $13,674

10 years ended 12/31/01...........          +8.99%              $23,647

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
4

                                                       The Value Line Fund, Inc.

Portfolio Highlights at December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                              Value        Percentage
Issue                                         Shares     (in thousands)   of Net Assets
---------------------------------------------------------------------------------------
Omnicom Group, Inc. .......................   150,000       $13,403           4.4%
Kohl's Corp. ..............................   170,000        11,975           4.0
Harley-Davidson, Inc. .....................   200,000        10,862           3.6
Citigroup, Inc. ...........................   200,000        10,096           3.3
American International Group, Inc. ........   125,000         9,925           3.3
Amgen Inc. ................................   170,000         9,595           3.2
Bed Bath & Beyond Inc. ....................   250,000         8,475           2.8
Fifth Third Bancorp .......................   135,000         8,279           2.7
International Business Machines Corp. .....    64,000         7,741           2.5
HCA, Inc. .................................   180,000         6,937           2.3

Five Largest Industry Categories

                                               Value       Percentage
Industry                                  (in thousands)  of Net Assets
---------------------------------------------------------------------------------------
Financial Services-Diversified ............   $34,587          11.4%
Retail Store ..............................    22,657           7.5
Computer Software & Services ..............    22,639           7.5
Medical Services ..........................    17,427           5.7
Medical Supplies ..........................    16,719           5.5

Five Largest Net Security Purchases*

                                               Cost
Issue                                     (in thousands)
---------------------------------------------------------------------------------------
Home Depot, Inc, (The) ....................    $3,125
International Flavors & Fragrances, Inc. ..     3,081
Network Associates, Inc. ..................     3,065
Supervalu, Inc. ...........................     3,063
General Dynamics Corp. ....................     2,893

Five Largest Net Security Sales*

                                             Proceeds
Issue                                     (in thousands)
---------------------------------------------------------------------------------------
AOL Time Warner, Inc. .....................    $3,375
Tiffany & Co. .............................     3,228
CVS Corp. .................................     3,138
Apache Corp. ..............................     2,956
Alcoa, Inc. ...............................     2,765

*     For the six month period ended 12/31/01


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                           Value
   Shares                                              (in thousands)
---------------------------------------------------------------------

COMMON STOCKS (97.8%)

            ADVERTISING (4.4%)
   150,000  Omnicom Group, Inc......................   $    13,403

            AEROSPACE/DEFENSE (1.2%)
    35,000  General Dynamics Corp...................         2,787
    27,300  Raytheon Co.............................           887
                                                       -----------
                                                             3,674

            BANK (3.9%)
    45,800  BB&T Corp...............................         1,654
   120,000  State Street Corp.......................         6,270
    75,000  Zions Bancorporation....................         3,943
                                                       -----------
                                                            11,867

            BANK-MIDWEST (3.6%)
   135,000  Fifth Third Bancorp.....................         8,279
   120,000  U.S. Bancorp............................         2,512
                                                       -----------
                                                            10,791

            BEVERAGE--
               SOFT DRINK (0.7%)
    45,000  PepsiCo, Inc............................         2,191

            BIOTECHNOLOGY (4.9%)
   170,000  Amgen Inc.*.............................         9,595
    50,000  Biogen, Inc.*...........................         2,867
    90,000  Immunex Corp.*..........................         2,494
                                                       -----------
                                                            14,956

            BUILDING MATERIALS (0.3%)
    34,300  Dal-Tile International Inc.*............           797

            CHEMICAL --
               SPECIALTY (1.1%)
   110,000  International Flavors &
               Fragrances, Inc......................         3,268

            COMPUTER &
               PERIPHERALS (2.5%)
    64,000  International Business
               Machines Corp........................         7,741

            COMPUTER SOFTWARE
               & SERVICES (7.5%)
    75,000  Adobe Systems, Inc......................         2,329
   112,500  Fiserv, Inc.*...........................         4,761
    70,000  Microsoft Corp.*........................         4,637
   160,000  Network Associates, Inc.*...............         4,136
   150,000  Oracle Corp.*...........................         2,072
    60,000  Paychex, Inc............................         2,091
    65,000  Peoplesoft, Inc.*.......................         2,613
                                                       -----------
                                                            22,639

            DIVERSIFIED
               COMPANIES (1.9%)
   100,000  Tyco International Ltd..................         5,890

            DRUG (4.9%)
    51,800  Biovail Corp.*..........................         2,914
    40,000  Genzyme Corp.-General Division*.........         2,394
    23,700  King Pharmaceuticals, Inc.*.............           998
    55,000  MedImmune, Inc.*........................         2,549
   150,000  Pfizer, Inc.............................         5,978
                                                       -----------
                                                            14,833

            EDUCATIONAL
               SERVICES (0.9%)
    73,800  Education Management Corp.*.............         2,675

            ELECTRICAL
               EQUIPMENT (2.0%)
   150,000  General Electric Co.....................         6,012

            ELECTRONICS (0.7%)
    90,000  Flextronics International Ltd.*.........         2,159

            ENTERTAINMENT (2.1%)
   200,000  AOL Time Warner, Inc.*..................         6,420

            FINANCIAL SERVICES--
               DIVERSIFIED (11.4%)
   125,000  American International
               Group, Inc...........................         9,925
    40,000  Capital One Financial Corp..............         2,158
   200,000  Citigroup, Inc..........................        10,096
    40,000  Federal Home Loan
               Mortgage Corp........................         2,616


--------------------------------------------------------------------------------
6

                                                       The Value Line Fund, Inc.

                                                               December 31, 2001
--------------------------------------------------------------------------------

                                                           Value
   Shares                                              (in thousands)
---------------------------------------------------------------------

            FINANCIAL SERVICES--
               DIVERSIFIED (continued)
    35,000  Federal National Mortgage
               Association..........................   $     2,782
    40,000   Hartford Financial Services
               Group, Inc. (The)....................         2,513
    35,000  Household International, Inc............         2,028
    40,000  MGIC Investment Corp....................         2,469
                                                       -----------
                                                            34,587

            FOOD WHOLESALERS (0.9%)
   130,000  Supervalu, Inc..........................         2,876

            GROCERY (1.6%)
   115,000  Safeway Inc.*...........................         4,801

            HOMEBUILDING (1.1%)
    80,000  KB Home ................................         3,208

            HOUSEHOLD
               PRODUCTS (0.9%)
    45,000  Colgate-Palmolive Co....................         2,599

            INSURANCE--LIFE (0.8%)
    90,000  UnumProvident Corp......................         2,386

            MEDICAL SERVICES (5.7%)
   180,000  HCA, Inc................................         6,937
    30,000  Laboratory Corp. of America
               Holdings*............................         2,425
    85,000  Oxford Health Plans, Inc.*..............         2,562
    50,000  Tenet Healthcare Corp.*.................         2,936
    60,000  Universal Health Services, Inc.*........         2,567
                                                       -----------
                                                            17,427

            MEDICAL SUPPLIES (5.5%)
    93,000  Biomet, Inc.............................         2,874
    41,250  Cardinal Health, Inc....................         2,667
    45,500  Fisher Scientific
               International, Inc.*.................         1,329
    80,000  Johnson & Johnson.......................         4,728
   100,000  Medtronic, Inc..........................         5,121
                                                       -----------
                                                            16,719

            METALS & MINING--
               GENERAL (0.3%)
    28,200  Alcoa, Inc..............................   $     1,003

            NATURAL GAS--
               DIVERSIFIED (0.7%)
    50,000  El Paso Corp............................         2,231

            OILFIELD SERVICES/
               EQUIPMENT (1.8%)
    90,000  BJ Services Co.*........................         2,921
    75,000  Noble Drilling Corp.*...................         2,553
                                                       -----------
                                                             5,474

            RECREATION (4.2%)
   200,000  Harley-Davidson, Inc....................        10,862
   100,000  Mattel, Inc.............................         1,720
                                                       -----------
                                                            12,582

            RESTAURANT (0.9%)
    75,000  Cheesecake Factory, Inc. (The)*.........         2,608

            RETAIL BUILDING
               SUPPLY (3.1%)
    75,000  Home Depot, Inc. (The)..................         3,826
   120,000  Lowe's Companies, Inc...................         5,569
                                                       -----------
                                                             9,395

            RETAIL--SPECIAL
               LINES (4.4%)
   125,000  Abercrombie & Fitch
               Co. Class "A"*.......................         3,316
    60,000  American Eagle Outfitters, Inc.*........         1,570
   250,000  Bed Bath & Beyond Inc.*.................         8,475
                                                       -----------
                                                            13,361

            RETAIL STORE (7.5%)
   124,000  Costco Wholesale Corp.*.................         5,503
   170,000  Kohl's Corp.*...........................        11,975
    90,000  Wal-Mart Stores, Inc....................         5,179
                                                       -----------
                                                            22,657


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                           Value
   Shares                                              (in thousands)
---------------------------------------------------------------------

            SECURITIES
               BROKERAGE (0.7%)
    30,000  Lehman Brothers Holdings, Inc...........         2,004

            TELECOMMUNICATIONS
               EQUIPMENT (1.7%)
   100,000  QUALCOMM Incorporated*..................         5,050

            TELECOMMUNICATION
               SERVICES (0.4%)
    12,900  Telephone & Data Systems, Inc...........         1,158

            THRIFT (0.8%)
    75,000  Washington Mutual, Inc..................         2,453

            TOBACCO (0.8%)
    51,500  Philip Morris Companies, Inc............         2,361
                                                       -----------

            TOTAL COMMON STOCKS
               AND TOTAL INVESTMENT
               SECURITIES (97.8%)
               (Cost $185,467,000)..................       296,256
                                                       -----------

REPURCHASE AGREEMENT (2.3%)
(including accrued interest)
$    7,100  Collateralized by $6,985,000
               U.S. Treasury Notes 5.50%,
               due 5/15/09, with a value of
               $7,285,000 (with State Street
               Bank and Trust Company,
               1.62%, dated 12/31/01,
               due 1/2/02, delivery
               value $7,100,639)....................   $     7,100

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS (-0.1%) ...........................          (322)
                                                       -----------
NET ASSETS (100.0%) ................................   $   303,034
                                                       ===========
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE
PER OUTSTANDING SHARE
($303,034,284 / 16,389,947
shares of capital stock outstanding) ...............   $     18.49
                                                       ===========

*     Non-income producing

See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                                       The Value Line Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2001
--------------------------------------------------------------------------------

                                                          Dollars
                                                       (in thousands
                                                        except per
                                                       share amount)
--------------------------------------------------------------------
Assets:
Investment securities, at value
   (Cost--$185,467).............................        $ 296,256
Repurchase agreement
   (Cost--$7,100)...............................            7,100
Cash ...........................................               76
Receivable for securities sold..................            1,362
Dividends receivable............................              237
Receivable for capital shares sold..............              117
                                                        ---------
     Total Assets...............................          305,148
                                                        ---------
Liabilities:
Payable for capital shares repurchased..........            1,814
Accrued expenses:
   Advisory fee.................................              172
   Service and distribution plan
     fees payable...............................               64
   Other........................................               64
                                                        ---------
     Total Liabilities..........................            2,114
                                                        ---------
Net Assets......................................        $ 303,034
                                                        =========
Net Assets consist of:
Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   16,389,947 shares)...........................         $ 16,390
Additional paid-in capital......................          174,091
Undistributed net realized gain
   on investments...............................            1,764
Net unrealized appreciation
   of investments...............................          110,789
                                                        ---------
Net Assets......................................        $ 303,034
                                                        =========
Net Asset Value, Offering and
   Redemption Price per Outstanding
   Share ($303,034,284 / 16,389,947
   shares outstanding)..........................        $   18.49
                                                        =========

Statement of Operations for the
Year Ended December 31, 2001
--------------------------------------------------------------------

                                                          Dollars
                                                      (in thousands)
Investment Income:
Dividends ......................................        $   1,716
Interest .......................................            1,104
                                                        ---------
     Total Income...............................            2,820
                                                        ---------

Expenses:
Advisory fee....................................            2,205
Service and distribution plan fees..............              829
Transfer agent fees.............................              153
Auditing and legal fees.........................               52
Custodian fees..................................               45
Postage.........................................               39
Printing........................................               29
Registration and filing fees....................               28
Directors' fees and expenses....................               22
Telephone.......................................               21
Insurance, dues and other.......................               12
                                                        ---------
     Total Expenses before
       Custody Credits..........................            3,435
     Less: Custody Credits......................               (5)
                                                        ---------
     Net Expenses...............................            3,430
                                                        ---------
Net Investment Loss.............................             (610)
                                                        ---------
Net Realized and Unrealized Gain
   (Loss) on Investments:
     Net Realized Gain..........................            3,884
     Change in Net Unrealized
       Appreciation.............................          (53,876)
                                                        ---------
Net Realized Gain and Change in
   Net Unrealized Appreciation
   on Investments...............................          (49,992)
                                                        ---------
Net Decrease in Net Assets
   from Operations..............................        $ (50,602)
                                                        =========

See Notes to Financial Statements.


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                                           Year Ended     Year Ended
                                                                          December 31,    December 31,
                                                                              2001           2000
                                                                          ---------------------------
                                                                             (Dollars in thousands)
Operations:
   Net investment loss.................................................   $     (610)      $   (1,243)
   Net realized gain on investments....................................        3,884            6,153
   Change in net unrealized appreciation ..............................      (53,876)         (75,441)
                                                                          ---------------------------
   Net decrease in net assets from operations..........................      (50,602)         (70,531)
                                                                          ---------------------------
Distributions to Shareholders:
   Net realized gain from investment transactions......................       (2,268)         (15,087)
                                                                          ---------------------------
Capital Share Transactions:
   Proceeds from sale of shares........................................      228,089          386,212
   Proceeds from reinvestment of distributions to shareholders.........        2,141           14,226
   Cost of shares repurchased..........................................     (260,732)        (423,879)
                                                                          ---------------------------
   Decrease from capital share transactions............................      (30,502)         (23,441)
                                                                          ---------------------------
Total Decrease in Net Assets...........................................      (83,372)        (109,059)
                                                                          ---------------------------
Net Assets:
   Beginning of year...................................................      386,406          495,465
                                                                          ---------------------------
   End of year.........................................................   $  303,034       $  386,406
                                                                          ===========================

See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                                       The Value Line Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

2.    Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                       Year Ended       Year Ended
                                      December 31,     December 31,
                                          2001             2000
                                      ----------------------------
Shares sold .........................     12,093            15,085
Shares issued to shareholders
   in reinvestment of dividends
   and distributions.................        117               658
                                          ------------------------
                                          12,210            15,743
Shares repurchased ..................     13,898            16,540
                                          ------------------------
Net decrease ........................     (1,688)             (797)
                                          ========================
Distributions per share from
   net realized gains ...............     $.1387              $.86
                                          ========================


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

3.    Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                        Year Ended
                                                       December 31,
                                                           2001
                                                      --------------
                                                      (in thousands)
PURCHASES:
Investment Securities ..........................          $138,494
                                                          ========
SALES:
Investment Securities ..........................          $165,097
                                                          ========

4.    Income Taxes

At December 31, 2001, information on the tax components of capital is as follows:

                                                      (in thousands)

Cost of investments for tax purposes............          $192,810
                                                          ========

Gross tax unrealized appreciation...............          $112,190
Gross tax unrealized depreciation...............            (1,644)
                                                          --------
Net tax unrealized appreciation
   on investments...............................          $110,546
                                                          ========

Undistributed long-term capital gains...........          $  2,006
                                                          ========

The tax composition of dividends was all from net long-term capital gains.

Net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

Permanent book-tax differences relating to current year net operating loss are reclassified within the composition of the net asset accounts. In the current year the Fund reclassified $610,000 from accumulated net investment loss to additional paid-in-capital. Net investment loss, net realized gain, and net assets were not affected by this reclassification.

5.    Investment Advisory Contract, Management Fees and Transactions With
      Affiliates

An advisory fee of $2,205,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2001. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December, 31, 2001, fees amounting to $829,000 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund. During the year ended December 31, 2001, the Fund paid brokerage commissions totaling $173,000 to the distributor, which clears its transactions through unaffiliated brokers.

For the year ended December 31, 2001, the Fund's expenses were reduced by $5,564 under a custody credit arrangement with the Custodian.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 453,160 shares of the Fund's capital stock, representing 2.8% of the outstanding shares at December 31, 2001. In addition, certain officers and directors of the Fund owned 176,402 shares of the Fund, representing 1.1% of the outstanding shares.


--------------------------------------------------------------------------------
12

                                                       The Value Line Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                          Years ended December 31,
                                             ------------------------------------------------------------------------------------
                                                    2001               2000               1999               1998            1997
                                             ------------------------------------------------------------------------------------
Net asset value, beginning of year .......   $     21.37        $     26.25        $     22.65        $     19.29     $     19.29
                                             ------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment (loss) income ........         (0.04)              (.07)              (.02)               .03             .14
     Net gains or losses on securities
       (both realized and unrealized) ....         (2.70)             (3.95)              5.98               3.85            3.79
                                             ------------------------------------------------------------------------------------
     Total from investment operations ....         (2.74)             (4.02)              5.96               3.88            3.93
                                             ------------------------------------------------------------------------------------
Less distributions:
     Dividends from net
       investment income .................            --                 --                 --               (.03)           (.14)
                                             ------------------------------------------------------------------------------------
     Distributions from net realized gains          (.14)              (.86)             (2.36)              (.49)          (3.79)
                                             ------------------------------------------------------------------------------------
     Total distributions .................          (.14)              (.86)             (2.36)              (.52)          (3.93)
                                             ------------------------------------------------------------------------------------
Net asset value, end of year .............   $     18.49        $     21.37        $     26.25        $     22.65     $     19.29
                                             ====================================================================================
Total return .............................       -12.82%            -15.35%              26.74%             20.25%          21.59%
                                             ====================================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ...   $   303,034        $   386,406        $   495,465        $   418,439     $   382,431
Ratio of expenses to average net assets ..          1.04%(1)            .89%(1)            .76%(1)            .77%            .78%
Ratio of net investment (loss) income
  to average net assets ..................          (.18)%             (.27)%             (.09)%              .16%            .63%
Portfolio turnover rate ..................            45%                17%                36%                98%             68%

(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.03% for the year ended December 31, 2001 and unchanged for the years ended December 31, 2000 and December 31, 1999.

See Notes to Financial Statements


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Value Line Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 14, 2002


--------------------------------------------------------------------------------
14

                                                       The Value Line Fund, Inc.

MANAGEMENT INFORMATION

The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                                                Length of               Other Directorships
Name, Address, and Age                          Position                        Time Served             Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors*

Jean Bernhard Buttner                           Chairman of the                 18 years                Value Line, Inc.
Age 67                                          Board of Directors
                                                and President

Principal Occupation During the Past 5 Years:

Chairman, President and Chief Executive Officer of Value Line, Inc. (the
"Adviser") and Value Line Publishing, Inc. Chairman and President of each of the
15 Value Line Funds and Value Line Securities, Inc. (the "Distributor")
------------------------------------------------------------------------------------------------------------------------------------

Marion N. Ruth                                  Director                        2 years                 Value Line, Inc.
5 Outrider Road
Rolling Hills, CA 90274
Age 66

Principal Occupation During the Past 5 Years:

Real Estate Executive: President. Ruth Realty (real estate broker); Director of the Adviser since October 2000.
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors

John W. Chandler                                Director                        11 years                None
1611 Cold Spring Rd
Williamstown, MA 01267
Age 78

Principal Occupation During the Past 5 Years:

Consultant, Academic Search Consultation Service, Inc. Trustee Emeritus and
Chairman (1993 - 1994) of the Board of Trustees of Duke University; President
Emeritus, Williams College.
------------------------------------------------------------------------------------------------------------------------------------

Frances T. Newton                               Director                        2 years                 None
4921 Buckingham Drive
Charlotte, NC 28209
Age 60

Principal Occupation During the Past 5 Years:

Customer Support Analyst, Duke Power Company
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Length of               Other Directorships
Name, Address, and Age                          Position                        Time Served             Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Francis C. Oakley                               Director                        2 years                 Berkshire Life Insurance
54 Scott Hill Road                                                                                      Company.
Williamstown, MA 01267
Age 70

Principal Occupation During the Past 5 Years:

Professor of History, Williams College, 1961 to present. President Emeritus since 1994 and President, 1985 - 1994; Chairman (1993 - 1997) of the American
Council of Learned Societies; President of the Board of Trustees of the Sterling
and Francene Clark Art Institute since 1998.
------------------------------------------------------------------------------------------------------------------------------------

David H. Porter                                 Director                        5 years                 None
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 66

Principal Occupation During the Past 5 Years:

Visiting Professor of Classics, Williams College, since 1999; President
Emeritus, Skidmore College since 1999 and President, 1987 - 1998.
------------------------------------------------------------------------------------------------------------------------------------

Paul Craig Roberts                              Director                        18 years                A. Schulman Inc. (plastics).
169 Pompano St.
Panama City Beach, FL 32413
Age 62

Principal Occupation During the Past 5 Years:
Chairman, Institute for Political Economy.
------------------------------------------------------------------------------------------------------------------------------------

Nancy-Beth Sheerr                               Director                        6 years                 None
1409 Beaumont Drive
Gladwyne, PA 19035
Age 52

Principal Occupation During the Past 5 Years:

Senior Financial Advisor, Hawthorne, since January 2001; Chairman, Radcliffe
College Board of Trustees, 1990 - 1999.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16

                                                       The Value Line Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Length of               Other Directorships
Name, Address, and Age                          Position                        Time Served             Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Officers

Alan Hoffman                                    Vice President                  3 years                 --
Age 48

Principal Occupation During the Past 5 Years:

Portfolio Manager with the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

Philip Orlando                                  Vice President                  3 years                 --
Age 43

Principal Occupation During the Past 5 Years:

Chief Investment Officer with the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

Stephen Grant                                   Vice President                  1 year                  --
Age 48

Principal Occupation During the Past 5 Years:

Portfolio Manager with the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

David T. Henigson                               Vice President,                 7 years                 --
Age 44                                          Secretary and Treasurer

Principal Occupation During the Past 5 Years:

Director, Vice President and Compliance Officer of the Adviser. Director and
Vice President of the Distributor. Vice President, Secretary and Treasurer of
each of the 15 Value Line Funds.
------------------------------------------------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request, by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
18

                                                       The Value Line Fund, Inc.

                      (This page intentionally left blank.)


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
20

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                        # 520524